Exhibit 99.23(o)

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Diamond Hill Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES F. LAIRD and CHARLES H. HIRE, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2002.

                                        /s/ Roderick H. Dillon
                                        --------------------------------
                                        RODERICK H. DILLON, JR.

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Diamond Hill Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES F. LAIRD, RODERICK H. DILLON, JR. and CHARLES H. HIRE, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of February, 2002.

                                        /s/ William P. Zox
                                        --------------------------------
                                        WILLIAM P. ZOX

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Diamond Hill Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES F. LAIRD, RODERICK H. DILLON, JR. and CHARLES H. HIRE, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2002.

                                        /s/ Archie M. Griffin
                                        --------------------------------
                                        ARCHIE M. GRIFFIN